UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

SCIENTURE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Austin Blvd.
Commack, NY 11725
(Address of Principal Executive Offices)

(631) 670-6039
(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	SCNX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Scienture Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders both (the “Annual Meeting”) virtually via a live webcast on November 12, 2025. The Company’s stockholders voted on six proposals at the Annual Meeting, each of which is listed below and described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2025. With respect to each proposal, holders of the Company’s common stock, par value $0.00001 (the “Common Stock”) were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of September 25, 2025. At the beginning of the Annual Meeting, holders of Common Stock representing 10,990,183 votes were represented in person or by proxy at the Annual Meeting, which represented 52.01% of the voting power of the 21,132,260 shares of Common Stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	To elect five directors to the Company’s board of directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal;

2.	To consider and approve an Amendment to the Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of Common Stock, authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of preferred stock, $0.00001 par value per share (the “Preferred Stock”), authorized for issuance from 10,000,000 shares to 200,000,000 shares;

3.	To consider and approve an Amendment to the Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”) to increase the number of shares of Common Stock available for issuance under the 2019 Plan from 5,000,000 shares to 25,000,000 shares;

4.	To consider and approve a potential future offering of Common Stock, which could result in the issuance of more than 20% of the currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d);

5.	To consider and vote on a proposal to grant the Board the discretion to amend the Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the stockholders; and

6.	To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal No. 1: Election of Directors.

The stockholders elected each of the five director nominees to serve on the Board until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The results of the vote taken were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Mayur Doshi	9,875,664	952,915	-	161,604
Donald G. Fell	9,491,711	1,336,868	-	161,604
Shankar Hariharan	10,714,392	114,187	-	161,604
Subbarao Jayanthi	9,517,166	1,311,413	-	161,604
Narasimhan Mani	9,959,634	868,945	-	161,604

Proposal No. 2: Approval of the Amendment to the Charter to increase the number of shares of Common Stock, authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of Preferred Stock, authorized for issuance from 10,000,000 shares to 200,000,000 shares.

The stockholders of the Company rejected the amendment to the Charter to increase the number of shares of Common Stock, authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of Preferred Stock, authorized for issuance from 10,000,000 shares to 200,000,000 shares. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,326,576	5,501,986	17	161,604

Proposal No. 3: Approval of the Amendment to the 2019 Plan to increase the number of shares of Common Stock available for issuance thereunder from 5,000,000 shares to 25,000,000 shares.

The stockholders of the Company approved the amendment to the 2019 Plan to increase the number of shares of Common Stock available for issuance from 5,000,000 shares to 25,000,000 shares. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,599,253	5,229,326	-	161,604

Proposal No. 4: Approval of a potential future offering of Common Stock, which could result in the issuance of more than 20% of the currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d).

The stockholders of the Company approved the proposal of a potential future offering of Common Stock, which could result in the issuance of more than 20% of the currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d). The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,607,934	5,220,045	600	161,604

Proposal No. 5: Approval to grant the Board the discretion to amend the Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the stockholders.

The stockholders of the Company approved the proposal to grant the Board the discretion to amend the Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the stockholders. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,276,243	4,713,433	507	-

Proposal No. 6: Approval of an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

The stockholders of the Company approved the proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes to approve the presented proposals or to constitute a quorum. Although this proposal was approved by the Company’s stockholders, because there was a quorum present and there were sufficient votes represented at the time of the Annual Meeting to approve the proposals, adjournment of the Annual Meeting was deemed unnecessary. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,616,062	1,343,481	30,640	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTURE HOLDINGS, INC.

	By:	/s/ Dr. Narasimhan Mani
Dr. Narasimhan Mani
Co-Chief Executive Officer

Date: November 14, 2025